POWERING GROWTH DELIVERING VALUE Third Quarter 2020 Results October 30, 2020 Third Quarter 2020 | 0

FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including, but not limited to, demand for energy, economic growth, our employees and contractors, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or continue or discontinue power plant operations consistent with our corporate interests; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2019, in Part II, Item 1A in of the Pinnacle West/APS Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations and is used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. We present “adjusted gross margin” and “adjusted operations and maintenance” that have been adjusted to exclude costs and offsetting operating revenues associated with renewable energy and demand side management programs. We also present “adjusted operations and maintenance,” “adjusted D&A,” “adjusted interest, net of AFUDC,” and “adjusted other, net” that have been adjusted for the deferral impacts of the Four Corner's Selective Catalytic Reduction (SCR) equipment and Ocotillo Modernization Project. We also present “adjusted income taxes" that shows the impact of tax reform. Adjusted gross margin, adjusted operations and maintenance, adjusted D&A, adjusted interest, net of AFUDC, adjusted other, net, and adjusted income taxes are “non-GAAP financial measures,” as defined in accordance with SEC rules. The appendix contains a reconciliation to show the exclusion of costs and offsetting operating revenues associated with renewable energy and demand side management programs, the deferral impacts of the Four Corner’s SCR equipment and the Ocotillo Modernization Project, and the impact of tax reform. We believe the information provided in the reconciliation provides investors with useful indicators of our results that are comparable among periods because they exclude the effects of unusual items that may occur on an irregular basis, such as the installation of the SCR equipment, the Ocotillo Modernization Project and tax reform impacts, and exclude the effects of programs that overstate our gross margin. Third Quarter 2020 | 1

EPS VARIANCES 3rd Quarter 2020 vs. 3rd Quarter 2019 Adjusted Adjusted Pension & Adjusted Adjusted O&M1, 2 D&A2 OPEB Interest, Adjusted 3Q 2020 Income 2 $0.01 $(0.05) Non-service net of Other, net 3Q 2019 Adjusted Taxes Credits, net AFUDC2 $(0.02) Gross $(0.08) Margin1 $0.06 $(0.01) $0.39 Gross Margin $1.28 Weather $ 0.26 $1.71 $2.77 Federal Tax Reform $ 0.11 $3.07 LFCR $ 0.01 Sales / Usage $ 0.06 Transmission $(0.05) 1 Excludes costs and offsetting operating revenues associated with renewable energy and demand side management programs. 2 Driver adjusted for the deferral impacts of the Four Corners SCRs and Ocotillo Modernization Project. See non-GAAP reconciliation in Appendix. Third Quarter 2020 | 2

2020 EPS GUIDANCE Key Factors & Assumptions as of October 30, 2020 2020 Adjusted gross margin1,2 (operating revenues, net of fuel and purchased power expenses) $2.49 – $2.55 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume flat to 1% growth compared to prior year • Assumes actual weather through September 30, 2020 and normal weather for the remainder of the year Adjusted operating and maintenance (O&M)1,2 $870 – $890 million Other operating expenses (depreciation and amortization, deferrals, and taxes other than income taxes) $830 – $850 million Other income (pension and other post-retirement non-service credits, other income and other expense) $80 – $90 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC ~$50 million) $200 – $210 million Net income attributable to noncontrolling interests $20 million Effective tax rate 13% Average diluted common shares outstanding 112.9 million EPS Guidance $4.95 – $5.15 1 Excludes O&M of $70 million, and offsetting revenues, associated with renewable energy and demand side management programs. 2 The Covid-19 disconnect suspension and summer disconnection moratorium and revised policies are currently estimated to result in a decrease of approximately $20 million to $30 million of pre-tax income in 2020 depending on certain assumptions, including customer behavior. Third Quarter 2020 | 3

FINANCIAL OUTLOOK Key Factors & Assumptions as of October 30, 2020 Gross Margin – Customer and Sales Growth (2020-2022) Assumption Impact Retail customer growth • Expected to average about 1.5-2.5% annually • Strength in Arizona and U.S. economic conditions Weather-normalized retail electricity sales volume growth • Expected to average about 0.5%–1.5% (excludes potential data center load growth) Gross Margin – Related to 2017 Rate Review Order Assumption Impact Lost Fixed Cost Recovery (LFCR) • Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives Environmental Improvement Surcharge (EIS) • Ability to recover up to $14 million annually of carrying costs for government- mandated environmental capital expenditures (cumulative per kWh cap rate of $0.00050) Power Supply Adjustor (PSA) • 100% recovery • Includes certain environmental chemical costs and third-party battery storage Transmission Cost Adjustor (TCA) • TCA is filed each May and automatically goes into rates effective June 1 • Transmission revenue is accrued each month as it is earned APS Solar Communities • Additions to flow through RES until next base rate case Property Tax Rate Deferral: APS is allowed to defer for future recovery (or credit to customers) the Arizona property tax expense above (or below) the 2015 test year caused by changes to the applicable composite property tax rate. Outlook Through 2020: Goal of earning more than 9.5% Return on Equity (earned Return on Equity based on average Total Shareholder’s Equity for PNW consolidated, weather-normalized) Third Quarter 2020 | 4

2020 Record Summer Hottest Recorded Summer • 145 days ≥ 100 degrees • 53 days ≥ 110 degrees • 14 days ≥ 115 degrees 6 days with load > previous all-time peak Peak temperature decreased • 2017 - 119 degrees • 2020 - 118 degrees Previous All-Time Peak Record Third Quarter 2020 | 5

WELL-FUNDED PENSION AND HEALTHY LIQUIDITY Pension Funded Status Liquidity and Financing Activity • $1.2 billion revolver capacity 102% • $600 million 30-year 3.35% APS senior unsecured notes issued May 2020 97% • $500 million 5-year 1.30% PNW senior unsecured notes issued June 2020 90% • $400 million 30-year 2.65% APS green bonds issued September 2020 • All PNW debt maturing in 2020 was repaid in June 2020 YE 2018 YE 2019 9/30/2020 • $150 million of APS debt repaid in • Liability driven investment strategy helps reduce January 2020 funded status volatility • $200 million APS Term Loan repaid in • Approximately 65% of the pension portfolio is in May 2020 fixed income assets • No APS or PNW long-term debt • Hedge 100% of interest rate volatility using maturities until 2024 Treasury futures contracts Third Quarter 2020 | 6

ECONOMIC INDICATORS Monthly Year-over-Year Employment Growth Ending August 2020 U.S. Phoenix Amazon announced 13 new sites and 3,000 5% new jobs coming to the Valley 1 0% -5% Maricopa housing permits increased over 2 -10% 30% year-over-year for July-August -15% Jan-18 Jan-19 Jan-20 Phoenix continues to be a popular migration destination – “Valley homebuilders can't Single Family & Multifamily Housing Permits build fast enough” 3 Maricopa County Single Family Multifamily Projected 40,000 30,000 20,000 10,000 1 Phoenix Business Journal. August 21, 2020 2 Data pulled from census.gov 0 3 Phoenix Business Journal. Sept 29, 2020 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Third Quarter 2020 | 7

ECONOMIC DEVELOPMENT

FUTURE EXPANSIONS

- **Microsoft** is constructing all three of its new mega data centers in the West Valley. These datacenters are projected to create 100 permanent jobs and 1,000 construction jobs.
- **Stream Data Centers** has launched a 418,000 sq ft facility in the West Valley. At full build, the entire campus will support up to 200MW of load.
- **Stack Infrastructure** plans to build a 1 million-square-foot data center on 79 acres in the West Valley less than half a mile from one of Microsoft's data centers.
- **White Claw/Mark Anthony Brewing Inc.** announced plans to build a 916,000-square-foot facility co-located next to Red Bull in Glendale creating an estimated 200 jobs.
- **Red Bull** announced a 700,000-square-foot distribution center, in addition to the 700,000 square foot facility announced in 2019, adding an estimated 115 new jobs and an additional $84 million in capital investment.

OUR APPROACH FOCUSES ON FOUR MAIN AREAS

Business Attraction & Expansion - constructive engagement with economic development community partners and timely, strategic engagement with economic development prospects, site selectors, and local developers

Community Development - provide financial and strategic economic development support in both rural and metro communities

Entrepreneurial Support - advance the entrepreneurial ecosystem by supporting the strategies of organizations that are making an impact, whether through job creation, capital raised, quality programming or helping to change the perception of the region

Infrastructure Support - drive commercial real estate development by working closely with developers and the Arizona State Land Department to make large commercial land parcels "shovel ready"

What others are saying:

- Census report ranks Arizona 3rd in percentage growth rate; AZ Business Magazine, Jan. 2, 2020
- Arizona gaining as top state for newcomers, study says; Arizona Republic, Jan. 2, 2020

PINNACLE WEST CAPITAL CORPORATION

Third Quarter 2020 | 8

RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End Generation & Distribution Transmission ACC FERC Long-term Rate Base Guidance: 6-7% Average Annual Growth 20% $2.3 80% $1.7 ACC FERC $1.6 Rate Effective Date 8/19/2017 6/1/2020 Test Year Ended 12/31/20151, 2 12/31/2019 $10.7 $8.6 Rate Base $6.8B $1.7B $7.7 Equity Layer 55.8% 53% Allowed ROE 10.0% 10.75% 2018 2019 2020 2021 2022 1 Adjusted to include post test-year plant in service through 12/31/2016 2 On 10/31/19 APS filed an ACC general rate case with a proposed $8.9B rate Projected base for an adjusted test year ended 6/30/19 Rate base $ in billions, rounded Third Quarter 2020 | 9

OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages $ in millions $933 $870 - $890 $858 74 $856 40 - 50 63 48 795 859 808 830-840 2017 2018 2019 2020E PNW Consolidated ex RES/DSM1 Planned Fleet Outages 1 Excludes RES/DSM of $91 million in 2017, $104 million in 2018, $86 million in 2019, and $70 million in 2020E. Third Quarter 2020 | 10

2020 PLANNED OUTAGE SCHEDULE Coal, Nuclear, and Large Gas Planned Outages Q1 Q2 Q4 Estimated Estimated Estimated Plant Unit Duration Plant Unit Duration in Plant Unit Duration in in Days Days Days Four Four 5 46 5 36 Palo Verde 1 44 Corners* Corners* Palo Verde 2 30 *Outage duration spans Q1-Q2. Number of days noted per quarter. Third Quarter 2020 | 11

2021 PLANNED OUTAGE SCHEDULE Coal, Nuclear, and Large Gas Planned Outages Q1 Q2 Q4 Estimated Estimated Estimated Plant Unit Duration Plant Unit Duration in Plant Unit Duration in in Days Days Days Four Four 4 47 4 25 Palo Verde 2 30 Corners* Corners* Palo Verde 3 30 *Outage duration spans Q1-Q2. Number of days noted per quarter. Third Quarter 2020 | 12

APS CAPITAL EXPENDITURES Capital expenditures will support our growing customer base and our transition to a cleaner generation mix $ in millions PROJECTED $2,000 $1,800 $1,725 $1,650 $121 $1,600 $154 $44 $53 $1,400 Traditional Generation $1,231 $1,263 Ocotillo1 $1,200 $152 $185 $613 $794 $14 39 Environmental $1,000 $27 $141 $168 Clean Generation $173 $800 Transmission $179 $201 $205 $600 Distribution $588 Other $400 $521 $444 $446 $200 $137 $170 $185 $115 $- 2019 2020 2021 2022 • 2020 – 2022 as disclosed in the 2020 Third Quarter Form 10-Q. 1 Ocotillo Modernization Project: Units in service second quarter 2019. Third Quarter 2020 | 13

APPENDIX Third Quarter 2020 | 14

AVERAGE MONTHLY APS BILL Since 2018, changes to adjustors have lowered the average residential customer’s bill $10.95 (7.31% lower) Third Quarter 2020 | 15

HYDROGEN Palo Verde collaborates on a pilot project to explore the production of hydrogen at Palo Verde Generating Station Idaho Xcel Energy Palo Verde National Harbor Collaborators Include Energy Laboratory • The pilot program will examine the long-term cost-effectiveness of hydrogen production at utility scale and is expected to run from 2020 to 2023. • Idaho National Laboratory will prepare technical & economic feasibility assessment. The assessment will consider regional power prices in order to determine the cost-effectiveness of producing hydrogen using Palo Verde Generating Station electricity. • APS will look at the technical feasibility of electrolysis, a method that splits water into oxygen and hydrogen, and the cost of equipment, principally the electrolyzer. Third Quarter 2020 | 16

CREDIT RATINGS AND METRICS Pinnacle APS 2017 2018 2019 West APS Corporate Credit Ratings1 FFO / Debt 29.4% 24.5% 22.5% Moody’s A2 A3 FFO / Interest 7.5x 6.5x 6.4x S&P A- A- Debt / 46.8% 47.0% 47.7% Capitalization Fitch A- A- Pinnacle West Senior Unsecured1 FFO / Debt 26.4% 22.1% 19.5% Moody’s A2 A3 FFO / Interest 7.1x 6.2x 5.9x S&P A- BBB+ Debt / 50.0% 51.4% 52.1% Capitalization Fitch A A- Source: Standard & Poor’s S&P rates the outlooks for APS and Pinnacle West as Stable. Fitch & Moody’s rate the outlooks for both as Negative. 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Third Quarter 2020 | 17

GROSS MARGIN EFFECTS OF WEATHER $ in millions pretax Variances vs. Normal $55 $50 $45 $40 $35 $30 $25 51 $20 37 $15 $10 $5 12 7 $0 $(5) (13) (1) $(10) $(15) (35) $(20) $(25) $(30) $(35) Q1 Q2 Q3 Q4 Q1 Q2 Q3 2019 2020 $(28) Million $86 Million All periods recalculated to current 10-year rolling average (2008 – 2017). Numbers may not foot due to rounding. Third Quarter 2020 | 18

RENEWABLE ENERGY AND DEMAND SIDE MANAGEMENT EXPENSES1 Renewable Energy Demand Side Management $40 $ in millions pretax $30 $20 $11 $14 $11 $11 $11 $14 $10 $12 $13 $10 $7 $9 $7 $7 $3 $0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2019 2020 $86 Million $54 Million 1 Renewable energy and demand side management expenses are offset by adjustment mechanisms Third Quarter 2020 | 19

RESIDENTIAL PV APPLICATIONS1 4,000 Residential DG (MWdc) Annual Additions 151 133 133 122 3,500 99 3,000 2016 2017 2018 2019 2020 2,500 2,000 1,500 1,000 500 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 Applications 2018 Applications 2019 Applications 2020 Applications 1 Monthly data equals applications received minus cancelled applications. As of September 30, 2020, approximately 114,400 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 935 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site but are not included in the chart above. Third Quarter 2020 | 20

2020 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Power Supply Adjustor (PSA): E-01345A-16-0036 Effective: Feb 1 Lost Fixed Cost Recovery: E-01345A-16-0036 Filed: Feb 14 Effective: May 1 Filed: May 15 Transmission Cost Adjustor: E-01345A-16-0036 Effective: Jun 1 2020 DSM/EE Implementation Plan: E-01345A-19- Amended Plan Filed: Approved: Sept 23 0148 May 15 2020 RES Implementation Plan: E-01345A-19-0088 Approved: Sept 23 Hearing Begins: 2019 Rate Case: E-01345A-19-0236 Dec 14 Resource Planning and Procurement: E-00000V-19- IRP Filed: Jun 26 0034 Approved: Sept 23 Resource Comparison Proxy (RCP): E-01345A-20-0113 Filed: May 1 Effective: Oct 2021 Possible Modification to Commission’s Energy Rules: RU- Workshops Mar 10, Open Meeting: July Open Meeting: Oct 00000A-18-0284 11 30, Sept 24 14, 29 Modification to Retail Competition Rules: RE-00000A- Workshops Feb 25, 18-0405 26 Proposed Termination of Service Rule Modifications: RU- Workshop Jan 30 00000A-19-0132 Third Quarter 2020 | 21

2019 APS RATE CASE APPLICATION

Filed October 31, 2019
Docket Number: E-01345A-19-0236
Additional details, including filing, can be found at http://www.pinnaclewest.com/investors

Adjustor Changes and New Mechanisms Overview	
Formula Rate	- Proposed as an alternative to existing adjustor mechanisms
Deferral of Costs for Limited Income Program	- Allows for growth of program without requiring estimation of future enrollment
Property Tax Deferral	- Deferral of any increase or decrease in Arizona property taxes attributable to tax rate changes

Rate Design Overview	
Residential Rate Design	- Extend super off peak to residential demand rates - Subscription rate pilot
Commercial and Industrial Rate Design	- Propose AG-Y (access to market index pricing) program for medium and large general service customers
Customer Support Programs	- More ways to enroll in the program - Propose increasing funding of Crisis Bill from $1.25M to $2.5M

PINNACLE WEST CAPITAL CORPORATION
Third Quarter 2020 | 22

2019 RATE CASE KEY FINANCIALS Test year ended June 30, 2019 Total Rate Base - Adjusted $11.12 Billion ACC Rate Base - Adjusted $8.87 Billion Allowed Return on Equity 10.15% Capital Structure Long-term debt 45.3% Common equity 54.7% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months Overview of Rate Increase ($ in Millions) Total stated base rate increase (inclusive of existing adjustor transfers) $ 68.59 2.1% Plus: Transfer to base rates of various adjustors already in effect $ 115.04 3.5% Net Customer Bill Impact $ 183.63 5.6% Third Quarter 2020 | 23

SUMMARY OF RATE CASE INTERVENOR RECOMMENDATIONS APS ACC Staff RUCO Total Revenue Increase $183.6 $89.7 ($20.8) (Base Rate and Adjustors) 5.6% 2.7% (0.63%) ($MM) Base Rate Increase ($MM) $68.6 ($25.3) ($135.8) ROE 10.15% 9.40% 8.74% Alt 1: 0.00% Return on Fair Value 1.00% Alt 2: 0.30% 0.00% Increment (Alt 2 recommended) Weighted Average Cost of Capital / Rate of Return on 7.41% / 5.62% 7.00% / 5.11% 6.75% / 4.69% FVRB Base Fuel Rate (¢/kWh) 3.0168 3.1451 Not addressed 12 months, reduces Post-Test Year Plant 12 Months 12 Months amount by over 20% SCRs and Deferral Include both Include both Disallow both Include asset, investigating OMP and Deferral Include both Include both deferral Equity Layer 54.7%/45.3% 54.7%/45.3% 54.7%/45.3% Third Quarter 2020 | 24

APS RATE CASE PROCEDURAL SCHEDULE Arizona Public Service Company Docket # E-01345A-19-0236 Application Filed October 31, 2019 Staff/Intervenor Direct Testimony (October 2, 2020) Staff/Intervenor Direct Testimony (Rate Design) (October 9, 2020) APS Rebuttal Testimony (November 6, 2020) Staff/Intervenor Surrebuttal Testimony (November 20, 2020) APS Rejoinder Testimony (December 2, 2020) Pre-Hearing Conference (December 10, 2020) Hearing Commences (December 14, 2020) Third Quarter 2020 | 25

ARIZONA UTILITIES GENERAL RATE CASES Tucson Electric Power Company Southwest Gas Docket # E-01933A-19-0028 Docket # G-01551A-19-0055 Application Filed April 1, 2019 Application Filed May 1, 2019 Hearing Commenced (Jan 16, 2020) Staff /Intervenor Direct Testimony (Revenue) (Feb 5, 2020) Staff’s late-filed testimony (April 10, 2020) Staff/Intervenor Direct (Rate Design) (Feb 19, 2020) Responsive testimony (May 8, 2020) SWG Rebuttal Testimony (March 11, 2020) Additional hearing dates (June 24-25, 2020) Staff/Intervenor Surrebuttal Testimony (April 3, 2020) Initial post-hearing briefs (July 14, 2020) SWG Rejoinder Testimony (April 14, 2020) Final post-hearing briefs (Aug 4, 2020) Prehearing Conference (June 23, 2020) Hearing Commenced (June 30, 2020) Initial post-hearing briefs (August 31, 2020) Final post-hearing briefs (September 14, 2020) Third Quarter 2020 | 26

NON-GAAP MEASURE RECONCILIATION Third Quarter 2020 | 27 Numbers may not foot due to rounding.

NON-GAAP MEASURE RECONCILIATION Third Quarter 2020 | 28

CONSOLIDATED STATISTICS Third Quarter 2020 | 29 Numbers may not foot due to rounding.

CONSOLIDATED STATISTICS - Third Quarter 2020 | 30 Numbers may not foot due to rounding.